UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 6, 2011

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement

On December 6, 2011, in connection with the transactions described under Item 2.01 below, Cubist Pharmaceuticals, Inc., a Delaware corporation (“Parent”) entered into a Contingent Payment Rights Agreement, dated December 6, 2011, with Broadridge Corporate Issuer Solutions, Inc., as rights agent (the “CPR Agreement”). The CPR Agreement sets forth the circumstances under which the Parent is obligated to deposit with the rights agent the cash amounts, if any, payable in respect of the contingent payment rights for distribution to the holders of such rights and the procedures for making any such distributions. The contingent payment rights are non-transferable, subject to limited exceptions. Each contingent payment right (each, a “CPR” and collectively, “CPRs”) represents the right to receive up to $4.50 if specified regulatory and/or commercial milestones are achieved within agreed upon time periods, which can be summarized as follows:

•                  $1.25 per CPR payable if ADL5945 receives FDA approval for the treatment of chronic opioid induced constipation (“OIC”) on or before July 1, 2019; and

•                  An additional $1.75 per CPR payable if such FDA approval meets certain safety, efficacy, and timing criteria (“Additional FDA payment”); and

•                  $0.50 payable if ADL5945 receives centralized EU approval for the treatment of OIC on or before July 1, 2019; and

•                  An additional $1.00 per CPR payable if such centralized EU approval meets certain safety, efficacy, and timing criteria (“Additional EMA Payment”)

If, as of July 1, 2019:

•                                 the Additional FDA Payment has not been earned, up to $1.75 per CPR payable if certain commercial milestones for ADL5495 are reached; and

•                                 the Additional EMA Payment has not been earned, up to $1.00 per CPR payable if certain commercial milestones for ADL5495 are reached.

The foregoing description is qualified in its entirety by reference to the full text of the CPR Agreement, a copy of which is filed with this current report as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 24, 2011, Parent, and Parent’s wholly-owned subsidiary, FRD Acquisition Corporation, a Delaware corporation (“Purchaser”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Adolor Corporation, a Delaware corporation (“Adolor”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer (the “Offer”) on November 7, 2011 to acquire all of the outstanding shares of common stock of Adolor at a purchase price of $4.25 per share in cash plus one CPR (the “Consideration”), upon the terms and subject to the conditions set forth in the Purchaser’s Offer to Purchase, dated November 7, 2011, and the related Letter of Transmittal, each as amended or supplemented from time to time.

On December 12, 2011, Cubist announced the completion of the Offer. The initial offering period of the Offer expired at 12:00 midnight, New York City time, at the end of December 6, 2011. According to Broadridge Corporate Issuer Solutions, Inc., the depositary for the Offer, as of 12:00 midnight, New York City time, at the end of December 6, 2011, a total of 36,090,910 shares of Adolor common stock was validly tendered and not withdrawn in the Offer, which represented approximately 75% of all issued and outstanding shares of Adolor common stock.

On December 7, 2011, Cubist also announced the commencement of a subsequent offering period. The subsequent offering period for the offer expired at 12:00 midnight, New York City time, at the end of December 9, 2011.  At that time, the depositary for the offer advised Cubist that approximately 7,216,242 Shares had been validly tendered pursuant to the subsequent offering period, which, together with the shares tendered in the initial offering period, represents a total of approximately 83% of the outstanding shares as of December 9, 2011.  Purchaser has accepted for payment all shares of Adolor common stock that were validly tendered and not withdrawn, and payment for such shares has been or will be made promptly, in accordance with the terms of the Offer.

On December 9, 2011, pursuant to the terms of the Merger Agreement, Purchaser exercised its top-up option, provided for in Section 1.10 of the Merger Agreement, to purchase directly from Adolor an additional number of shares of Adolor common stock sufficient to give Purchaser ownership of more than 90% of the then outstanding shares of Adolor common stock, when combined with the shares Purchaser purchased in the Offer. Pursuant to the exercise of this top-up option, Purchaser purchased directly from Adolor a total of 45,070,030 newly issued shares of Adolor common stock (the “Top-Up Shares”) at a price of $4.76 per share in consideration for a combination of cash and a promissory note issued to Adolor in the aggregate amount of $214,533,343. Following the purchase of the Top-Up Shares, on December 12, 2011, Purchaser effected a short-form merger (the “Merger”) of Purchaser with and into Adolor under Delaware law, without the need for a meeting of the Adolor stockholders, with Adolor surviving as an indirect wholly-owned subsidiary of Cubist. At the effective time of the Merger, each issued and outstanding share of Adolor common stock that was not tendered pursuant to the Offer was cancelled and converted into the right to receive the Consideration (other than shares of Adolor common stock that are held by Parent or Purchaser, by Adolor as treasury stock, or by stockholders, if any, who properly exercise appraisal rights under Delaware law).

The aggregate consideration, in the Offer and the Merger, for all of the outstanding shares of common stock of Adolor is approximately $220,906,016 in upfront cash payments and 51,977,886 CPRs, which represent the right to receive up to a maximum aggregate amount of $233,900,487 if specified regulatory and/or commercial milestones are achieved within agreed upon time periods.

Parent has not finalized calculations required to determine whether the acquisition will be deemed to involve a “significant amount of assets” pursuant to Instruction 4(ii) of Item 2.01 of Form 8-K. If Parent determines the acquisition involves a “significant amount of assets,” it will file the financial statements required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

Item 8.01 Other Events

On December 12, 2011, Cubist issued a press release announcing the results of the Offer and completion of its acquisition of Adolor. A copy of the press release is attached as Exhibit 99.2, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired

If financial statements are required by Item 9.01(a) of Form 8-K, Parent will file them by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b)       Pro Forma Financial Information

If pro forma financial information is required by Item 9.01(b) of Form 8-K, Parent will file such information by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(d)       Exhibits

2.1

Agreement and Plan of Merger, dated as of October 24, 2011, by and between Cubist Pharmaceuticals, Inc., FRD Acquisition Corporation and Adolor Corporation (incorporated in this current report on Form 8-K by reference to Exhibit (d)(1) of the Schedule TO-T filed by Cubits Pharmaceuticals, Inc., on November 7, 2011).

99.1	Contingent Payment Rights Agreement, dated as of December 6, 2011, by and between the Cubist Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

99.2	Press Release dated December 12, 2011, announcing the results of the Offer and the completion of the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cubist Pharmaceuticals, Inc.

By:	/S/ TAMARA L. JOSEPH
Name:	Tamara L. Joseph
Title:	Senior Vice President, General Counsel and Secretary

Date: December 12, 2011

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, dated as of October 24, 2011, by and between Cubist Pharmaceuticals, Inc., FRD Acquisition Corporation and Adolor Corporation (incorporated in this current report on Form 8-K by reference to Exhibit (d)(1) of the Schedule TO-T filed by Cubits Pharmaceuticals, Inc., on November 7, 2011),

99.1	Contingent Payment Rights Agreement, dated as of December 6, 2011, by and between the Cubist Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

99.2	Press Release dated December 12, 2011, announcing the results of the Offer and the completion of the acquisition.